UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2018

WESTERN ASSET

GLOBAL HIGH INCOME

FUND INC. (EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Income Fund Inc. for the twelve-month reporting period ended May 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 29, 2018

II	Western Asset Global High Income Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended May 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2% during the second and third quarters of 2017, respectively. GDP growth then moderated to 2.9% for the fourth quarter of the year. Finally, the U.S. Department of Commerce’s final reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.0%. More modest GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by a smaller decrease in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on May 31, 2018, the unemployment rate was 3.8%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since April 2000. The percentage of longer-term unemployed declined during the reporting period. In May 2018, 19.4% of Americans looking for a job had been out of work for more than six months, versus 24.3% when the period began.

Turning to the global economy, in its April 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “World growth strengthened in 2017 to 3.8 percent, with a notable rebound in global trade. It was driven by an investment recovery in advanced economies, continued strong growth in emerging Asia, a notable upswing in emerging Europe, and signs of recovery in several commodity exporters. Global growth is expected to tick up to 3.9 percent this year and next, supported by strong momentum, favorable market sentiment, accommodative financial conditions, and the domestic and international repercussions of expansionary fiscal policy in the United States.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.4%, versus 2.3% in 2017. Japan’s economy is expected to expand 1.2% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.8% in 2017.

The Federal Reserve Board (the “Fed”)iii raised interest rates, as represented by the federal funds rateiv, three times during the reporting period. The first occurrence took place on June 14, 2017, as the Fed raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018 — after the reporting period ended — the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Western Asset Global High Income Fund Inc.	III

Investment commentary (cont’d)

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion- per-month. In June 2018, after the reporting period ended, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019.” In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 29, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Global High Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment and investment grade fixed income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities. The Fund may use a variety of derivative instruments, such as options, futures contracts, swap agreements and credit default swaps, as part of its investment strategies or for hedging or risk management purposes.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Chia-Liang (CL) Lian, Ryan K. Brist and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market generated weak results over the twelve-month reporting period ended May 31, 2018. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including three interest rate hikes by the Federal Reserve Board (the “Fed”)i, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The two-year Treasury note began the reporting period at 1.28% — equaling its low for the reporting period — and ended the period at 2.40%. The high for the period of 2.59% occurred on May 22, 2018. The ten-year Treasury began the reporting period at 2.21% and ended the period at 2.83%. The low for the period of 2.05% occurred on September 7, 2017 and the peak of 3.11% took place on May 17, 2018.

The lower-rated credit market generated positive results during the twelve months ended May 31, 2018. The market was supported by corporate profits that often-exceeded expectations and overall solid investor demand. As is often the case in a rising interest rate environment, the credit market outperformed equal-durationii Treasuries. This occurred as the global economy continued to expand, resulting in better earnings results and relatively low defaults.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii, returned -0.37% for the twelve months ended May 31, 2018.

Western Asset Global High Income Fund Inc. 2018 Annual Report	1

Fund overview (cont’d)

Comparatively, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv gained 2.35%. During this period, as measured by this high yield index, lower-quality CCC-rated bonds significantly outperformed higher-quality BB-rated securities, returning 5.06% and 2.41%, respectively. Elsewhere, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v, returned -1.71% for the twelve months ended May 31, 2018.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by decreasing its allocation to lower rated CCC securities. Meanwhile, we increased the Fund’s exposure to securities rated BB and BBB. Our strategy to reduce the Fund’s risk exposure was not driven by a concern that the current credit cycle was turning negative, but rather that valuations have compressed to the point where, in our view, maintaining an elevated level of risk was unwarranted. From a sector perspective, we reduced the Fund’s overall exposure to the Consumer Non-Cyclicals1 sector. Within the sector, we pared the Fund’s allocation to the food & beverage industry, while adding to the Fund’s pharmaceuticals position. We also reduced the Fund’s exposure to the Basic Industry2 sector by paring the Fund’s allocation to the metals & mining industry. Conversely, we increased the Fund’s position in the Communications3 sector by adding to its positions in cable/satellite, wireless and wirelines.

In 2017, we increased the Fund’s exposure to floating rate senior secured term loans to take advantage of the potential increase in short-term interest rates, as well as to offset the increase in the Fund’s borrowing costs. From a regional perspective, we increased the Fund’s allocations to emerging markets. We believed emerging markets would perform well as developing market growth had increased and commodities continued to stabilize and move higher. It’s worth noting, however that this increase in exposure was not rewarded as volatility picked up during the latter part of the reporting period. Negatively impacting emerging markets were concerns surrounding a stronger U.S. dollar, trade wars and China’s growth rate.

The Fund employed U.S. Treasury futures to manage its yield curvevi positioning and duration. All told, they contributed to performance during the reporting period. Currency forwards, futures and options, which were utilized to hedge the Fund’s currency exposure, were also positive for results.

During the reporting period, we tactically utilized leverage in the Fund. We ended the period with liabilities as a percentage of gross assets of approximately 25%, which was roughly 1% higher than at the beginning of the period. The use of leverage was positive for performance during the reporting period.

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food & Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[3]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

2	Western Asset Global High Income Fund Inc. 2018 Annual Report

Lastly, between February 2018 and the end of the reporting period, we opportunistically purchased shares of the Fund in the open market during periods of heightened volatility.

Performance review

For the twelve months ended May 31, 2018, Western Asset Global High Income Fund Inc. returned 0.29% based on its net asset value (“NAV”)vii and -2.99% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned -0.37%, 2.35% and -1.71%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Average viii returned 3.31% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.78 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2018
Price Per Share	12-Month Total Return**
$10.58 (NAV)	0.29	%†
$9.18 (Market Price)	-2.99	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its quality biases. In particular, an overweight to securities rated CCC and an underweight to securities rated BB were rewarded, as lower quality bonds outperformed their higher quality counterparts.

An overweight to the Energy sector was additive for results, as it was one of the top performing sectors. The sector was buoyed by rising oil prices, as West Texas Intermediate (“WTI”) crude oil rose approximately 30% during the reporting period. In particular, the Fund’s overweight positions in Petrobras Global Finance BV, Meg Energy Corp., Oasis Petroleum Inc., Continental Energy, Chesapeake Energy Corp. and Berry Petroleum Co. were positive for performance. An overweight to the metals & mining industry was rewarded. The industry rose on the back of improving global growth and rising commodity prices. These factors helped the Fund’s overweight positions in Vale Overseas Ltd. and Freeport-McMoRan Inc. outperform during the reporting period.

*	For the tax character of distributions paid during the fiscal year ended May 31, 2018, please refer to page 54 of this report.

Western Asset Global High Income Fund Inc. 2018 Annual Report	3

Fund overview (cont’d)

Other contributors to results included the Fund’s overweight to bank loans, as interest rates moved higher during the reporting period. In addition, overweights to Bossier Casinos Venture Holdco Inc., Valeant Pharmaceuticals International Inc. and Poland sovereign bonds were additive to results. Bossier Casinos’ posted solid fundamental performance, and we believe the company received multiple bids from suitors during the reporting period. Valeant Pharmaceuticals International continued to execute on its plan to sell assets, reduce debt and stabilize its fundamental performance, all of which helped send its bonds higher. The Fund effectively traded investment-grade rated Poland sovereign bonds during the reporting period. The country continued to post consistent positive gross domestic product (“GDP”)ix growth. We moved Poland from an overweight to an underweight position in the Fund during the reporting period, which benefited results.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was a handful of specific securities that underperformed the market. Examples include Dish Communications, PetSmart Inc, Intesa Sanpaolo and Sanchez Energy Corp. Satellite television provider Dish Communications underperformed on longer-term secular concerns and mergers and acquisitions (“M&A”) uncertainty. We increased the Fund’s overweight on significantly better valuations and feel the market is missing some key factors that could impact the company. Pet servicer and retailer PetSmart, Inc. is in the process of transforming its business after the acquisition of online pet retailer Chewy.com, and the company is experiencing higher customer acquisition costs to grow its online presence. While PetSmart’s leverage remains high, it maintains adequate liquidity and recent fundamental results are encouraging. Italian banks, including Intesa Sanpaolo, came under pressure as geopolitical concerns occurred during the end of the reporting period. Eagle Ford oil and gas producer Sanchez Energy Corp. used debt to acquire additional acreage through a joint venture, further complicating their corporate structure. While we purchased most of the Fund’s Sanchez Energy Corp. bonds at attractive levels during the commodity crisis, they gave back some of their gains and moved lower during the reporting period. We maintained an overweight to all of these issuers with the exception of Sanchez Energy. We moved to an underweight on Sanchez Energy Corp. during the reporting period.

An overweight to emerging markets debt detracted from results as the asset underperformed developed market high-yield bonds during the reporting period. We felt positive global growth momentum and commodity stabilization would benefit the Fund’s emerging markets positioning. One example of a detractor from results was the Fund’s Argentina U.S. dollar-denominated and local debt positions. These were negatively impacted by a crisis of confidence around Argentina’s economic policymaking and mixed signals from the country’s central bank. The Argentinian peso depreciated, sending Argentina’s and several other emerging markets countries’ sovereign and corporate bonds lower. We ended the period with an overweight to emerging markets.

From a sector prospective, an overweight to the Communications sector detracted from results. This sector was very volatile due to

4	Western Asset Global High Income Fund Inc. 2018 Annual Report

several concerns, including M&A uncertainty and secular trends. Examples of overweight positions that were not rewarded included the previously mentioned Dish Communications.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com. (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 19, 2018

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds, also known as “junk bonds”, involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of May 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 32 for a list and percentage breakdown of the Fund’s holdings.

Western Asset Global High Income Fund Inc. 2018 Annual Report	5

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2018 were: Sovereign Bonds (24.7%), Consumer Discretionary (24.7%), Energy (20.9%), Financials (15.0%) and Industrials (11.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

ix	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	Western Asset Global High Income Fund Inc. 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2018 and May 31, 2017 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Global High Income Fund Inc. 2018 Annual Report	7

Spread duration (unaudited)

Economic exposure — May 31, 2018

Total Spread Duration
EHI	— 4.54 years
Benchmark	— 5.74 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Bloomberg Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit

8	Western Asset Global High Income Fund Inc. 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2018

Total Effective Duration
EHI	— 4.54 years
Benchmark	— 5.61 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Bloomberg Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset Global High Income Fund Inc. 2018 Annual Report	9

Schedule of investments

May 31, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 89.1%
Consumer Discretionary — 14.9%
Auto Components — 0.7%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,150,000		$1,055,125	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	550,000		518,375	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,930,000		1,947,466	(a)
Total Auto Components					3,520,966
Diversified Consumer Services — 1.9%
Carriage Services Inc., Senior	6.625%	6/1/26	1,620,000		1,642,275	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	144,362	(c)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,846,000		3,018,183	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	770,000		865,288
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	3,680,000		3,484,555	(a)
Total Diversified Consumer Services					9,154,663
Hotels, Restaurants & Leisure — 2.0%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	1,040,922		1,040,922	(a)(b)(d)(e)
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,650,000		1,629,375	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,920,000		2,008,800
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,000,000		1,013,750	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	2,410,000		2,358,787	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,435,000		1,503,163	(a)
Total Hotels, Restaurants & Leisure					9,554,797
Household Durables — 0.9%
Lennar Corp., Senior Notes	4.500%	4/30/24	540,000		525,150
Lennar Corp., Senior Notes	4.750%	5/30/25	1,680,000		1,635,900
TopBuild Corp., Senior Notes	5.625%	5/1/26	2,110,000		2,083,625	(a)
Total Household Durables					4,244,675
Media — 8.5%
Altice France SA, Senior Secured Bonds	6.000%	5/15/22	280,000		279,300	(a)
Altice France SA, Senior Secured Bonds	6.250%	5/15/24	3,270,000		3,184,163	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	6,730,000		6,570,162	(a)
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	6,655,000		6,413,756	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	180,000		168,975	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	3,750,000		3,487,500	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	836,000		697,809

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	7.750%	7/1/26	10,112,000	$8,772,160
Meredith Corp., Senior Notes	6.875%	2/1/26	1,400,000	1,417,500	(a)
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	1,307,000	1,358,488
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	491,000	512,455
UBM PLC, Notes	5.750%	11/3/20	1,500,000	1,535,736	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	2,855,000	2,619,463	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,070,000	2,106,225	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	770,000	750,288	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	400,000	380,500	(a)
Total Media				40,254,480
Specialty Retail — 0.4%
Hertz Corp., Senior Notes	5.875%	10/15/20	1,900,000	1,838,630
Textiles, Apparel & Luxury Goods — 0.5%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	2,320,000	2,276,500	(a)
Total Consumer Discretionary				70,844,711
Consumer Staples — 0.6%
Beverages — 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	890,000	893,426	(a)
Food Products — 0.1%
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	800,000	795,000	(a)
Household Products — 0.3%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	510,000	532,950
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	362,600
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	380,000	387,125
Total Household Products				1,282,675
Total Consumer Staples				2,971,101
Energy — 19.4%
Energy Equipment & Services — 0.4%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,130,000	1,166,047	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	770,000	832,563	(a)
Total Energy Equipment & Services				1,998,610
Oil, Gas & Consumable Fuels — 19.0%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	59,283
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	610,000	653,164
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,400,000	1,440,250

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	11

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Berry Petroleum Co. Escrow	—	—	1,384,000	$0	*(d)(e)(f)
Berry Petroleum Co. Escrow	—	—	580,000	0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,600,000	1,636,352	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	1,960,000	2,053,100
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,720,000	2,794,800
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,000,000	1,955,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	560,000	529,200
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	680,000	676,600
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,000,000	1,021,331
Continental Resources Inc., Senior Notes	3.800%	6/1/24	2,100,000	2,056,178
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,440,000	1,429,504
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	30,000	28,875
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,260,000	1,319,724
Ecopetrol SA, Senior Notes	5.875%	9/18/23	262,000	277,851
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,820,000	1,746,745
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	90,440
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	140,400
Frontera Energy Corp., Senior Secured Notes (10.000% Cash or 14.000% PIK)	10.000%	11/2/21	1,410,000	1,572,150	(b)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	1,920,000	2,040,895	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	1,110,000	1,046,175
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	610,000	622,200
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	2,000,000	1,982,038	(a)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,061,340
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,390,000	1,732,559
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	534,692	(c)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	740,000	738,049	(a)
Magnum Hunter Resources Corp. Escrow	—	—	3,390,000	0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,820,000	1,651,650	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,210,000	2,913,075	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,500,000	1,535,625
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,430,000	1,687,400	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,930,000	1,978,250
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	790,000	802,837
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	550,000	549,312	(a)

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,632,000	$1,550,155
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	610,000	620,583
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	3,780,000	3,506,895	(a)
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,190,000	2,036,700
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	4,610,000	4,284,995
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	1,235,000	285,655	*(c)(g)
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	1,170,000	1,178,775
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,535,000	2,680,560
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	1,097,000	1,025,146
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,285,000	1,320,212	(a)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	1,610,000	1,676,913	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	940,000	938,234	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,020,000	1,221,450	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,070,000	1,235,850	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	740,000	796,244
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	290,000	299,515
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	950,000	972,562	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	1,765,000	1,747,350
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	1,300,000	1,307,722	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	4,000,000	3,768,800	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,500,000	1,839,174
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,000,000	1,927,500	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	2,220,000	2,136,750	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	290,000	296,525
Williams Cos. Inc., Debentures	7.500%	1/15/31	340,000	411,148
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	2,210,000	2,160,562
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,000,000	1,008,750
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	634,230
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,510,000	1,589,275
WPX Energy Inc., Senior Notes	7.500%	8/1/20	430,000	467,625
WPX Energy Inc., Senior Notes	8.250%	8/1/23	230,000	262,200
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	820,000	858,950	(a)
YPF Sociedad Anonima, Senior Notes	8.750%	4/4/24	950,000	983,250	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	920,000	934,950	(a)
Total Oil, Gas & Consumable Fuels				90,322,249
Total Energy				92,320,859

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	13

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Financials — 15.0%
Banks — 8.1%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	540,000		$537,305	(a)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	450,000		458,438	(a)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	1,200,000		1,275,000	(h)(i)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,549,045
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,520,000		2,935,402	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,430,000		3,727,981
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	420,000		429,101	(h)(i)
Barclays PLC, Subordinated Notes	4.836%	5/9/28	350,000		332,073
BBVA Banco Continental SA, Subordinated Notes (5.250% to 9/22/24 then 5 year Treasury Constant Maturity Rate + 2.750%)	5.250%	9/22/29	240,000		248,700	(a)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,360,000		1,428,000	(a)(h)(i)
CIT Group Inc., Senior Notes	4.125%	3/9/21	710,000		710,888
CIT Group Inc., Senior Notes	5.000%	8/15/22	470,000		478,813
CIT Group Inc., Senior Notes	5.000%	8/1/23	2,070,000		2,095,875
CIT Group Inc., Senior Notes	5.250%	3/7/25	980,000		997,150
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	660,000		674,025	(h)(i)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	1,260,000		1,319,850	(a)(h)(i)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	2,160,000		2,355,912	(a)(h)(i)
Intesa Sanpaolo SpA, Junior Subordinated Notes (7.000% to 1/19/21 then EUR 5 year Swap Annual + 6.884%)	7.000%	1/19/21	500,000	EUR	608,059	(c)(h)(i)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,450,000		1,323,809	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	2,250,000		2,068,430	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,130,000		2,177,925	(h)(i)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	840,000		831,891
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	660,000		831,402	(h)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	760,000		824,372	(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,760,000		1,794,991
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	490,000		557,488

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Santander UK Group Holdings PLC, Junior Subordinated Bonds (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	1,240,000	GBP	$1,749,277	(c)(h)(i)
Sberbank of Russia Via SB Capital SA, Subordinated Notes (5.500% to 2/26/19 then 5 year Treasury Constant Maturity Rate + 4.023%)	5.500%	2/26/24	2,350,000		2,370,358	(c)(h)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	1,000,000		928,325	(a)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,000,000		993,411
Total Banks					38,613,296
Capital Markets — 1.7%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,330,000		1,396,420
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,476,600
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,800,000		3,377,762
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	1,830,000		1,841,507	(a)
Total Capital Markets					8,092,289
Consumer Finance — 0.7%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	129,000		138,678
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,120,000		1,128,400	(a)
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		255,840
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,680,000		1,682,520	(a)
Total Consumer Finance					3,205,438
Diversified Financial Services — 4.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	580,000		590,335
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	640,000		657,610
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	180,000		184,595
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	2,290,000		1,977,278	(a)
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	1,340,000		1,303,150	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	8,280,000		7,824,600	(a)
Garfunkelux Holdco 3 SA, Senior Secured Notes	7.500%	8/1/22	750,000	EUR	891,869	(c)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	230,000		237,087
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,620,000		2,919,625
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	580,000		622,765
Lions Gate Capital Holdings LLC	5.875%	11/1/24	670,000		673,350	(a)
Nationwide Building Society, Junior Subordinated Notes (6.875% to 6/20/19 then GBP 5 year Swap Rate + 4.880%)	6.875%	6/20/19	1,080,000	GBP	1,484,153	(c)(h)(i)
Total Diversified Financial Services					19,366,417

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	15

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Insurance — 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	990,000		$982,575	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	410,000	GBP	547,759	(c)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	680,000		572,900
Total Insurance					2,103,234
Total Financials					71,380,674
Health Care — 8.1%
Biotechnology — 0.2%
Celgene Corp., Senior Notes	3.250%	8/15/22	1,000,000		983,831
Health Care Providers & Services — 2.7%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	1,020,000		966,450	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	3,465,000		3,620,925	(d)(h)(j)
Centene Corp., Senior Notes	5.625%	2/15/21	830,000		854,244
Centene Corp., Senior Notes	4.750%	5/15/22	920,000		933,800
Centene Corp., Senior Notes	6.125%	2/15/24	630,000		663,863
Centene Corp., Senior Notes	4.750%	1/15/25	3,470,000		3,456,987
DaVita Inc., Senior Notes	5.750%	8/15/22	650,000		664,219
HCA Inc., Senior Secured Notes	5.250%	6/15/26	820,000		818,975
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	750,000		744,715
Total Health Care Providers & Services					12,724,178
Pharmaceuticals — 5.2%
Allergan Funding SCS, Senior Notes	3.000%	3/12/20	620,000		617,270
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	980,000		853,825	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	960,000		717,312	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	250,000		238,380
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	136,000		129,679
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	12,195,000		11,215,093
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	251,000		255,706	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	940,000		961,150	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	310,000		313,387	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	4,820,000		4,905,314	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	750,000		711,563	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	3,370,000		3,129,887	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	700,000		735,875	(a)
Total Pharmaceuticals					24,784,441
Total Health Care					38,492,450

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Industrials — 6.8%
Aerospace & Defense — 0.3%
BWX Technologies Inc., Senior Notes	5.375%	7/15/26	1,190,000	$1,204,875	(a)
Air Freight & Logistics — 0.3%
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,330,000	1,364,514	(a)
Airlines — 0.1%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	200,212	221,996
Building Products — 1.0%
Standard Industries Inc., Senior Notes	5.500%	2/15/23	510,000	522,112	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	4,770,000	4,400,325	(a)
Total Building Products				4,922,437
Commercial Services & Supplies — 0.5%
Brink’s Co., Senior Notes	4.625%	10/15/27	1,560,000	1,407,900	(a)
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	910,000	856,856
Total Commercial Services & Supplies				2,264,756
Construction & Engineering — 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	910,000	971,425	(a)
Industrial Conglomerates — 0.6%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	400,000	398,404	(a)
General Electric Co., Senior Notes	6.875%	1/10/39	2,000,000	2,554,178
Total Industrial Conglomerates				2,952,582
Machinery — 1.9%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	920,000	915,400	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	5,740,000	5,388,425	(a)
JB Poindexter & Co. Inc., Senior Bonds	7.125%	4/15/26	1,610,000	1,642,200	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	847,000	874,527
Total Machinery				8,820,552
Marine — 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,430,000	1,156,513	(a)
Trading Companies & Distributors — 1.0%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	3,430,000	3,237,062	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	1,810,000	1,678,775	(a)
Total Trading Companies & Distributors				4,915,837
Transportation — 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	1,111,864	494,779	(a)(b)
Transportation Infrastructure — 0.6%
BBA U.S. Holdings Inc., Senior Notes	5.375%	5/1/26	1,770,000	1,778,850	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	17

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Transportation Infrastructure — continued
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	1,240,000	$1,207,450	(a)
Total Transportation Infrastructure				2,986,300
Total Industrials				32,276,566
Information Technology — 3.3%
Internet Software & Services — 1.1%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	920,700
Match Group Inc., Senior Notes	5.000%	12/15/27	4,320,000	4,115,448	(a)
Total Internet Software & Services				5,036,148
IT Services — 0.3%
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	1,280,000	1,289,600	(a)
Semiconductors & Semiconductor Equipment — 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	2,000,000	1,869,371
Software — 0.7%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	1,520,000	1,531,400	(a)
Microsoft Corp., Senior Notes	3.300%	2/6/27	2,000,000	1,983,576
Total Software				3,514,976
Technology Hardware, Storage & Peripherals — 0.8%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	820,000	843,884	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	690,000	741,564	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	410,000	403,436
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	1,330,000	1,280,000
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	630,000	591,124
Total Technology Hardware, Storage & Peripherals				3,860,008
Total Information Technology				15,570,103
Materials — 10.0%
Chemicals — 1.4%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	1,060,000	1,166,594	(c)
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	430,000	403,082	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	510,000	515,100	(a)
Mexichem SAB de CV, Senior Notes	4.000%	10/4/27	600,000	543,900	(a)
OCP SA, Senior Notes	5.625%	4/25/24	1,250,000	1,287,439	(a)
OCP SA, Senior Notes	4.500%	10/22/25	1,070,000	1,031,013	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	400,000	404,000
Valvoline Inc., Senior Notes	4.375%	8/15/25	1,250,000	1,183,100
Total Chemicals				6,534,228
Construction Materials — 0.2%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	580,000	571,306	(a)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Construction Materials — continued
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	240,000	$236,402	(c)
Total Construction Materials				807,708
Containers & Packaging — 1.8%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	1,180,000	1,209,500	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	800,000	838,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,950,000	1,915,875	(a)
Berry Global Inc., Secured Notes	4.500%	2/15/26	1,220,000	1,143,750	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	510,000	563,550
Pactiv LLC, Senior Notes	7.950%	12/15/25	2,220,000	2,442,000
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	505,000	513,332	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	160,000	166,600	(c)
Total Containers & Packaging				8,792,607
Metals & Mining — 6.2%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	890,000	945,803	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,870,000	2,024,275	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	670,000	690,100	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	520,000	525,884	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,470,000	1,496,953	(a)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	1,140,000	1,328,100
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	830,000	825,850
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	2,380,000	2,564,450
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	680,000	655,357
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	3,490,000	3,167,175
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	880,000	913,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,062,811	11,957	*(a)(k)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	660,000	669,900	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000	859,141
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,380,000	2,401,089
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,520,000	1,685,300	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	460,000	476,100
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,660,000	4,685,630
Vale SA, Senior Notes	5.625%	9/11/42	3,280,000	3,312,800
Total Metals & Mining				29,238,864
Paper & Forest Products — 0.4%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	264,000	276,052

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	19

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Inversiones CMPC SA, Notes	4.375%	5/15/23	460,000	$460,913	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	500,000	506,646	(a)
Mercer International Inc., Senior Notes	6.500%	2/1/24	750,000	772,500
Total Paper & Forest Products				2,016,111
Total Materials				47,389,518
Real Estate — 1.5%
Equity Real Estate Investment Trusts (REITs) — 1.0%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	110,000	110,825
CoreCivic Inc., Senior Notes	5.000%	10/15/22	570,000	575,700
CoreCivic Inc., Senior Notes	4.625%	5/1/23	600,000	592,500
CoreCivic Inc., Senior Notes	4.750%	10/15/27	645,000	593,400
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	780,000	822,900
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	2,070,000	2,018,250
Total Equity Real Estate Investment Trusts (REITs)				4,713,575
Real Estate Management & Development — 0.5%
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	840,000	792,750	(a)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	1,710,000	1,618,327	(a)
Total Real Estate Management & Development				2,411,077
Total Real Estate				7,124,652
Telecommunication Services — 8.0%
Diversified Telecommunication Services — 3.5%
British Telecommunications PLC, Bonds	9.125%	12/15/30	240,000	341,160
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,690,000	1,723,800	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	740,000	784,400	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	253,706
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	780,000	832,650
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,940,000	2,936,325	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000	3,115,049
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	425,000	410,125	(a)
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	440,000	354,200	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	6,770,000	5,898,363
Total Diversified Telecommunication Services				16,649,778
Wireless Telecommunication Services — 4.5%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	380,000	422,275	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,210,000	1,252,350	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	2,017,000	2,342,241	(a)

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	560,000	$537,600
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,160,000	1,251,350
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,410,000	2,471,334	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,650,000	1,712,123
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,455,000	4,085,537
Sprint Corp., Senior Notes	7.250%	9/15/21	1,440,000	1,494,000
Sprint Corp., Senior Notes	7.875%	9/15/23	2,960,000	3,113,920
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,050,000	1,125,233	(c)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	450,000	482,243	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000	876,403	(a)
Total Wireless Telecommunication Services				21,166,609
Total Telecommunication Services				37,816,387
Utilities — 1.5%
Electric Utilities — 0.7%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	330,000	436,043
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,410,000	909,450
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,000,000	1,916,900	(a)
Total Electric Utilities				3,262,393
Gas Utilities — 0.8%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Bonds	5.750%	3/1/25	1,910,000	1,838,375
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	1,190,000	1,127,525
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	950,000	967,575	(a)
Total Gas Utilities				3,933,475
Total Utilities				7,195,868
Total Corporate Bonds & Notes (Cost — $403,716,230)				423,382,889
Convertible Bonds & Notes — 2.0%
Consumer Discretionary — 1.2%
DISH Network Corp., Senior Bonds	2.375%	3/15/24	2,840,000	2,388,028
DISH Network Corp., Senior Bonds	3.375%	8/15/26	490,000	435,767
Liberty Media Corp., Senior Debentures	2.125%	3/31/48	1,680,000	1,722,000	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	1,020,000	1,027,277	(a)
Total Consumer Discretionary				5,573,072
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	390,000	311,921

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	21

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Health Care — 0.1%
Pharmaceuticals — 0.1%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	400,000		$410,321	(a)
Information Technology — 0.6%
Internet Software & Services — 0.3%
Akamai Technologies Inc., Senior Notes	0.125%	5/1/25	750,000		764,058	(a)
Twitter Inc., Senior Bonds	1.000%	9/15/21	1,100,000		1,038,825
Total Internet Software & Services					1,802,883
Technology Hardware, Storage & Peripherals — 0.3%
Pure Storage Inc., Senior Notes	0.125%	4/15/23	1,310,000		1,382,655	(a)
Total Information Technology					3,185,538
Utilities — 0.0%
Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy Inc., Senior Notes	2.750%	6/1/48	200,000		205,171	(a)
Total Convertible Bonds & Notes (Cost — $9,598,066)					9,686,023
Non-U.S. Treasury Inflation Protected Securities — 0.2%
Argentina — 0.2%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds (Cost — $967,915)	4.000%	3/6/20	19,030,000	ARS	767,913
Senior Loans — 16.0%
Consumer Discretionary — 8.4%
Auto Components — 0.9%
American Axle & Manufacturing Inc., Term Loan B (1 Week LIBOR + 2.250%)	4.010%	4/6/24	4,150,715		4,161,955	(h)(l)(m)
Diversified Consumer Services — 0.4%
Weight Watchers International Inc., 2017 Term Loan B	6.660-7.060%	11/29/24	1,629,375		1,648,520	(h)(l)(m)
Hotels, Restaurants & Leisure — 3.0%
Aramark Services Inc., 2017 Term Loan B1 (1 mo. LIBOR + 2.000%)	3.980%	3/11/25	4,139,625		4,152,561	(h)(l)(m)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	3.710%	10/25/23	5,243,959		5,272,376	(h)(l)(m)(n)
Las Vegas Sands LLC, 2018 Term Loan B (1 mo. LIBOR + 1.750%)	3.730%	3/27/25	2,750,000		2,754,010	(h)(l)(m)
Wyndham Hotels & Resorts Inc., Term Loan B	—	3/28/25	2,220,000		2,229,943	(n)
Total Hotels, Restaurants & Leisure					14,408,890
Media — 2.1%
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.990%	4/30/25	7,240,637		7,264,625	(h)(l)(m)

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Media — continued
Lamar Media Corp., 2018 Term Loan B (1 mo. LIBOR + 1.750%)	3.688%	3/14/25	2,700,000	$2,723,064	(h)(l)(m)
Total Media				9,987,689
Specialty Retail — 1.9%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.920%	3/11/22	9,631,483	7,543,512	(h)(l)(m)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.240%	7/5/24	1,094,500	1,089,028	(d)(h)(l)(m)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.170%	6/29/22	790,000	580,650	(d)(h)(l)(m)
Total Specialty Retail				9,213,190
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B (1 mo. LIBOR + 5.500%)	7.480%	10/28/20	541,700	399,504	(h)(l)(m)
Total Consumer Discretionary				39,819,748
Energy — 0.1%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc. (wind-down lender claim)	—	—	115,078	97,817	*(d)
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., Term Loan (1 mo. LIBOR + 7.500%)	9.468%	8/23/21	530,000	557,990	(h)(l)(m)
Total Energy				655,807
Industrials — 4.4%
Air Freight & Logistics — 2.5%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.948%	1/15/25	12,079,928	11,986,586	(h)(l)(m)(n)
Airlines — 0.5%
United Airlines Inc., 2018 Term Loan B (1 mo. LIBOR + 1.750%)	3.730%	4/1/24	2,488,690	2,499,061	(h)(l)(m)
Building Products — 0.2%
Pisces Midco Inc., 2018 Term Loan (3 mo. LIBOR + 3.750%)	6.089%	4/12/25	630,000	632,555	(h)(l)(m)
Professional Services — 0.5%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.980%	4/10/23	2,487,500	2,487,759	(h)(l)(m)
Trading Companies & Distributors — 0.7%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.178%	1/2/25	2,420,000	2,424,537	(h)(l)(m)
Delos Finance SARL, 2018 Term Loan B (3 mo. LIBOR + 1.750%)	4.052%	10/6/23	1,000,000	1,005,179	(h)(l)(m)
Total Trading Companies & Distributors				3,429,716
Total Industrials				21,035,677

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	23

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Information Technology — 1.9%
IT Services — 1.3%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.000%)	3.965%	4/26/24	3,845,862		$3,847,527	(h)(l)(m)
Travelport Finance (Luxembourg) SARL, 2018 Term Loan B (3 mo. LIBOR + 2.500%)	4.830%	3/17/25	2,200,000		2,202,200	(h)(l)(m)
Total IT Services					6,049,727
Technology Hardware, Storage & Peripherals — 0.6%
Western Digital Corp., 2018 Term Loan B4 (1 mo. LIBOR + 1.750%)	3.710%	4/29/23	3,000,000		3,012,186	(h)(l)(m)
Total Information Technology					9,061,913
Materials — 0.8%
Containers & Packaging — 0.8%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.929-3.980%	10/1/22	4,000,000		4,015,936	(h)(l)(m)(n)
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	4.169%	9/30/25	1,320,000		1,321,031	(h)(l)(m)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000%)	9.928%	2/7/23	316,597		325,304	(b)(l)(m)
Total Senior Loans (Cost — $77,813,763)					76,235,416
Sovereign Bonds — 24.7%
Argentina — 5.1%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	7,840,000		7,994,918	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	730,000		719,196	(a)
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.935%	6/21/20	42,670,000	ARS	1,787,151	(h)
Republic of Argentina, Senior Bonds (Argentina BADLAR Private Deposit Rate + 2.500%)	25.331%	3/11/19	7,120,000	ARS	281,599	(h)
Republic of Argentina, Senior Bonds	7.500%	4/22/26	4,760,000		4,699,358
Republic of Argentina, Senior Notes	6.875%	1/26/27	3,630,000		3,433,073
Republic of Argentina, Senior Notes	5.875%	1/11/28	5,870,000		5,150,925
Total Argentina					24,066,220
Armenia — 0.2%
Republic of Armenia, Senior Notes	6.000%	9/30/20	820,000		846,330	(c)
Brazil — 1.3%
Federative Republic of Brazil, Notes	10.000%	1/1/21	426,000	BRL	117,302
Federative Republic of Brazil, Notes	10.000%	1/1/23	12,677,000	BRL	3,366,449

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Brazil — continued
Federative Republic of Brazil, Notes	10.000%	1/1/27	6,408,000	BRL	$1,605,838
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,000,000		958,250
Total Brazil					6,047,839
Colombia — 1.7%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		621,792
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,000,000		992,250
Republic of Colombia, Senior Bonds	7.375%	9/18/37	4,542,000		5,654,790
Republic of Colombia, Senior Notes	7.375%	3/18/19	753,000		780,085
Total Colombia					8,048,917
Costa Rica — 0.3%
Republic of Costa Rica, Notes	7.000%	4/4/44	1,480,000		1,415,072	(a)
Croatia — 0.3%
Republic of Croatia, Senior Notes	6.625%	7/14/20	630,000		663,469	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		470,878	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	410,000		429,023	(a)
Total Croatia					1,563,370
Dominican Republic — 0.8%
Dominican Republic, Senior Notes	5.500%	1/27/25	1,620,000		1,616,339	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	2,130,000		2,126,826	(a)
Total Dominican Republic					3,743,165
Ecuador — 1.1%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	1,650,000		1,708,492	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	890,000		931,341	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	630,000		596,138	(c)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	400,000		394,180	(a)
Republic of Ecuador, Senior Notes	7.950%	6/20/24	1,660,000		1,570,775	(c)
Total Ecuador					5,200,926
Gabon — 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	250,000		241,514	(a)
Ghana — 0.3%
Republic of Ghana, Bonds	8.125%	1/18/26	270,000		285,682	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	920,000		1,159,384	(a)
Total Ghana					1,445,066
Guatemala — 0.4%
Republic of Guatemala, Senior Notes	4.500%	5/3/26	1,970,000		1,905,069	(a)
Honduras — 0.3%
Republic of Honduras, Senior Notes	7.500%	3/15/24	400,000		427,976	(c)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	25

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Honduras — continued
Republic of Honduras, Senior Notes	6.250%	1/19/27	1,200,000		$1,211,112	(a)
Total Honduras					1,639,088
Hungary — 0.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	942,000		1,021,834
Republic of Hungary, Senior Notes	5.375%	3/25/24	300,000		321,263
Total Hungary					1,343,097
Indonesia — 1.9%
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	209,000,000	IDR	15,967
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	4,635,000		5,447,386	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,369,000		3,636,946	(a)
Total Indonesia					9,100,299
Ivory Coast — 0.3%
Republic of Cote D’Ivoire, Senior Notes	6.375%	3/3/28	1,370,000		1,347,358	(a)
Jamaica — 0.1%
Government of Jamaica, Senior Notes	8.000%	3/15/39	500,000		569,170
Kenya — 0.1%
Republic of Kenya, Senior Notes	7.250%	2/28/28	600,000		604,911	(a)
Lithuania — 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	2,160,000		2,312,444	(a)
Mexico — 1.0%
United Mexican States, Senior Notes	4.000%	10/2/23	2,500,000		2,508,438
United Mexican States, Senior Notes	3.600%	1/30/25	2,510,000		2,428,425
Total Mexico					4,936,863
Nigeria — 0.5%
Republic of Nigeria, Notes	7.875%	2/16/32	1,800,000		1,894,878	(a)
Republic of Nigeria, Senior Notes	6.500%	11/28/27	400,000		395,884	(c)
Total Nigeria					2,290,762
Panama — 0.1%
Republic of Panama, Senior Bonds	6.700%	1/26/36	460,000		568,100
Paraguay — 0.2%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	730,000		740,038	(a)
Peru — 1.2%
Republic of Peru, Senior Bonds	7.350%	7/21/25	1,750,000		2,139,375
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,604,000		3,801,840
Total Peru					5,941,215
Poland — 0.4%
Republic of Poland, Senior Notes	6.375%	7/15/19	400,000		415,980

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Poland — continued
Republic of Poland, Senior Notes	5.125%	4/21/21	1,390,000		$1,459,821
Total Poland					1,875,801
Russia — 3.3%
Russian Federal Bond, Bonds	7.050%	1/19/28	466,439,000	RUB	7,383,907
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	3,400,000		3,540,403	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	42,000		68,177	(c)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	4,400,000		4,674,410	(a)
Total Russia					15,666,897
Senegal — 0.1%
Republic of Senegal, Bonds	6.250%	7/30/24	450,000		455,191	(c)
Sri Lanka — 0.6%
Republic of Sri Lanka, Senior Bonds	6.825%	7/18/26	1,940,000		1,933,361	(a)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	760,000		773,043	(c)
Total Sri Lanka					2,706,404
Turkey — 0.8%
Republic of Turkey, Senior Bonds	4.250%	4/14/26	1,250,000		1,092,187
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		794,219
Republic of Turkey, Senior Notes	4.875%	10/9/26	2,000,000		1,799,360
Total Turkey					3,685,766
Ukraine — 0.6%
Republic of Ukraine, Senior Notes	7.750%	9/1/21	550,000		568,467	(c)
Republic of Ukraine, Senior Notes	7.750%	9/1/26	2,300,000		2,267,257	(a)
Total Ukraine					2,835,724
Uruguay — 0.4%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	61,270,000	UYU	1,798,729	(c)
Republic of Uruguay, Senior Notes	9.875%	6/20/22	10,490,000	UYU	342,800	(c)
Total Uruguay					2,141,529
Venezuela — 0.4%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	5,280,000		1,544,400	*(c)(g)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	640,000		187,200	*(c)(g)
Total Venezuela					1,731,600
Vietnam — 0.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	200,000		209,515	(c)
Total Sovereign Bonds (Cost — $116,707,952)					117,225,260
U.S. Government & Agency Obligations — 2.8%
U.S. Government Obligations — 2.8%
U.S. Treasury Notes	1.750%	11/30/19	2,500,000		2,477,539
U.S. Treasury Notes	1.875%	12/31/19	850,000		843,492

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	27

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.625%	7/31/20	2,500,000	$2,457,324
U.S. Treasury Notes	1.750%	11/30/21	1,750,000	1,701,226
U.S. Treasury Notes	2.500%	3/31/23	2,000,000	1,985,547
U.S. Treasury Notes	1.625%	5/31/23	1,500,000	1,426,992
U.S. Treasury Notes	2.125%	11/30/23	2,000,000	1,941,797
U.S. Treasury Notes	2.125%	3/31/24	500,000	483,935
Total U.S. Government & Agency Obligations (Cost — $13,313,541)				13,317,852

			Shares
Common Stocks — 1.4%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.3%
Bossier Casino Venture Holdco Inc.			65,403	1,465,681	* (d)(e)
Energy — 1.0%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (Escrow)			37,071	10,454	*(d)(e)
KCAD Holdings I Ltd.			77,972,021	428,378	*(d)(e)
Total Energy Equipment & Services				438,832
Oil, Gas & Consumable Fuels — 0.9%
Berry Petroleum Co.			233,712	2,833,758	*
Blue Ridge Mountain Resources Inc.			175,717	1,449,661	*(d)(e)
MWO Holdings LLC			417	0	*(d)(e)(f)
Total Oil, Gas & Consumable Fuels				4,283,419
Total Energy				4,722,251
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.			43,516	203,220	(d)(e)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.			724	0	* (a)(d)(e)(f)
Total Industrials				203,220
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC			21,934	488,032	* (d)(e)
Total Common Stocks (Cost — $10,196,236)				6,879,184

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Shares	Value
Convertible Preferred Stocks — 0.3%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	88,656	$1,244,881	(b)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	1,329	18,661	(b)(j)
Total Convertible Preferred Stocks (Cost — $834,147)			1,263,542
Preferred Stocks — 0.1%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.729%	5,950	159,818	(h)
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%	20,886,844	208,868	(b)(d)(e)
Total Preferred Stocks (Cost — $1,744,882)			368,686
Total Investments before Short-Term Investments (Cost — $634,892,732)			649,126,765
Short-Term Investments — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $3,343,801)	1.683%	3,343,801	3,343,801
Total Investments — 137.3% (Cost — $638,236,533)			652,470,566
Liabilities in Excess of Other Assets — (37.3)%			(177,193,744)
Total Net Assets — 100.0%			$475,276,822

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Value is less than $1.

(g)	The coupon payment on these securities is currently in default as of May 31, 2018.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	29

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Restricted security (See Note 5).

(k)	The maturity principal is currently in default as of May 31, 2018.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of May 31, 2018. The interest rate for fully unfunded term loans is to be determined.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
OJSC	— Open Joint Stock Company
PIK	— Payment-in-Kind
RUB	— Russian Ruble
USD	— United States Dollar
UYU	— Uruguayan Peso

At May 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	21,000	USD	16,708	Barclays Bank PLC	7/19/18	$(492)
USD	1,677,395	EUR	1,350,000	Barclays Bank PLC	7/19/18	93,664
USD	4,162,936	GBP	2,913,434	Barclays Bank PLC	7/19/18	281,230
EUR	380,000	USD	444,870	Citibank N.A.	7/19/18	921
GBP	90,000	USD	120,223	Citibank N.A.	7/19/18	(312)
Total						$375,011

Abbreviations used in this table:
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2018 Annual Report

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited)
United States	51.7%
Argentina	4.9
Brazil	4.3
United Kingdom	4.2
Russia	3.4
Ireland	2.6
France	2.3
Colombia	2.2
Indonesia	2.0
Luxembourg	2.0
Mexico	1.9
Peru	1.9
Israel	1.8
United Arab Emirates	1.3
Canada	1.3
Italy	1.2
Netherlands	0.8
Ecuador	0.8
Turkey	0.7
Germany	0.6
Dominican Republic	0.6
Hungary	0.5
Spain	0.5
Ukraine	0.4
Sri Lanka	0.4
Morocco	0.4
Lithuania	0.4
Nigeria	0.4
Uruguay	0.3
South Africa	0.3
Venezuela	0.3
Kazakhstan	0.3
Guatemala	0.3
Poland	0.3
Costa Rica	0.3
Honduras	0.3
Croatia	0.2
Ghana	0.2
Ivory Coast	0.2

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	31

Schedule of investments (cont’d)

May 31, 2018

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Malaysia	0.2%
Chile	0.2
Armenia	0.1
Paraguay	0.1
Kenya	0.1
Jamaica	0.1
Panama	0.1
Senegal	0.1
Gabon	0.0	‡
Vietnam	0.0	‡
Australia	0.0	‡
Short-Term Investments	0.5
	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2018 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2018 Annual Report

Statement of assets and liabilities

May 31, 2018

Assets:
Investments, at value (Cost — $638,236,533)	$652,470,566
Foreign currency, at value (Cost — $813,630)	696,542
Cash	8,795,073
Interest and dividends receivable	9,115,167
Receivable for securities sold	8,614,270
Unrealized appreciation on forward foreign currency contracts	375,815
Prepaid expenses	19,246
Other receivables	4,283
Total Assets	680,090,962

Liabilities:
Loan payable (Note 6)	168,000,000
Payable for securities purchased	33,446,783
Distributions payable	2,741,575
Investment management fee payable	467,135
Interest payable	26,839
Directors’ fees payable	10,431
Unrealized depreciation on forward foreign currency contracts	804
Accrued expenses	120,573
Total Liabilities	204,814,140
Total Net Assets	$475,276,822

Net Assets:
Par value ($0.001 par value; 44,922,965 shares issued and outstanding; 100,000,000 shares authorized)	$44,923
Paid-in capital in excess of par value	547,862,967
Overdistributed net investment income	(3,688,817)
Accumulated net realized loss on investments, futures contracts, written options, forward foreign currency contracts and foreign currency transactions	(83,352,191)
Net unrealized appreciation on investments, forward foreign currency contracts and foreign currencies	14,409,940
Total Net Assets	$475,276,822

Shares Outstanding	44,922,965

Net Asset Value	$10.58

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	33

Statement of operations

For the Year Ended May 31, 2018

Investment Income:
Interest	$43,247,910
Dividends	110,420
Less: Foreign taxes withheld	(195)
Total Investment Income	43,358,135

Expenses:
Investment management fee (Note 2)	5,734,413
Interest expense (Note 6)	4,036,511
Transfer agent fees	184,456
Directors’ fees	131,910
Audit and tax fees	101,382
Legal fees	81,888
Shareholder reports	29,305
Commitment fees (Note 6)	24,146
Stock exchange listing fees	23,185
Custody fees	14,338
Insurance	7,872
Reorganization fees (Note 8)	213
Miscellaneous expenses	18,619
Total Expenses	10,388,238
Less: Fee waivers and/or expense reimbursements (Note 2)	(201,005)
Net Expenses	10,187,233
Net Investment Income	33,170,902

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,067,996)
Futures contracts	46,712
Written options	347,702
Forward foreign currency contracts	197,465
Foreign currency transactions	(19,874)
Net Realized Loss	(3,495,991)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(28,298,231)
Forward foreign currency contracts	448,563
Foreign currencies	(174,916)
Change in Net Unrealized Appreciation (Depreciation)	(28,024,584)
Net Loss on Investments, Futures Contracts, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions	(31,520,575)
Increase in Net Assets From Operations	$1,650,327

See Notes to Financial Statements.

34	Western Asset Global High Income Fund Inc. 2018 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2018	2017

Operations:
Net investment income	$33,170,902	$34,270,254
Net realized gain (loss)	(3,495,991)	499,499
Change in net unrealized appreciation (depreciation)	(28,024,584)	33,986,327
Increase in Net Assets From Operations	1,650,327	68,756,080

Distributions to Shareholders From (Note 1):
Net investment income	(33,685,170)	(38,298,779)
Return of capital	(1,358,854)	(4,769,132)
Decrease in Net Assets From Distributions to Shareholders	(35,044,024)	(43,067,911)

Fund Share Transactions:
Net assets of shares issued in connection with merger (0 and 14,188,991 shares issued, respectively) (Note 8)	—	158,537,307
Cost of shares repurchased (319,205 and 0 shares repurchased, respectively)	(3,031,002)	—
Cost of aggregate fractional shares repurchased (0 and 71 aggregate fractional shares repurchased, respectively) (Note 8)	—	(787)
Increase (Decrease) in Net Assets From Fund Share Transactions	(3,031,002)	158,536,520
Increase (Decrease) in Net Assets	(36,424,699)	184,224,689

Net Assets:
Beginning of year	511,701,521	327,476,832
End of year*	$475,276,822	$511,701,521
*Includes overdistributed net investment income of:	$(3,688,817)	$(3,560,707)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	35

Statement of cash flows

For the Year Ended May 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$1,650,327
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(652,514,917)
Sales of portfolio securities	657,860,693
Net purchases, sales and maturities of short-term investments	(3,275,487)
Payment-in-kind	(301,211)
Net amortization of premium (accretion of discount)	(3,521,129)
Increase in receivable for securities sold	(3,732,703)
Decrease in interest and dividends receivable	1,168,867
Decrease in prepaid expenses	330
Decrease in deposits with brokers for centrally cleared swap contracts	170
Increase in payable for securities purchased	21,652,127
Increase in investment management fee payable	4,114
Increase in Directors’ fees payable	1,204
Decrease in interest payable	(99,452)
Decrease in accrued expenses	(32,267)
Net realized loss on investments	4,067,996
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	27,849,668
Net Cash Provided by Operating Activities*	50,778,330

Cash Flows From Financing Activities:
Distributions paid on common stock	(35,695,611)
Repayment of loan facility borrowings	(3,000,000)
Payment for shares repurchased	(3,031,002)
Net Cash Used in Financing Activities	(41,726,613)
Net Increase in Cash	9,051,717
Cash at Beginning of Year	439,898
Cash at End of Year	$9,491,615

*	Included in operating expenses is cash of $4,158,817 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

36	Western Asset Global High Income Fund Inc. 2018 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:
	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of year	$11.31	$10.55	$12.33	$13.59	$13.71

Income (loss) from operations:
Net investment income	0.73	0.82	0.97	0.99	1.06
Net realized and unrealized gain (loss)	(0.69)	0.98	(1.59)	(1.09)	(0.02)
Total income (loss) from operations	0.04	1.80	(0.62)	(0.10)	1.04

Less distributions from:
Net investment income	(0.75)	(0.93)	(1.16)	(1.16)	(1.16)
Return of capital	(0.03)	(0.11)	—	—	—
Total distributions	(0.78)	(1.04)	(1.16)	(1.16)	(1.16)
Anti-dilutive impact of repurchase plan	0.01 [2]	—	—	—	—

Net asset value, end of year	$10.58	$11.31	$10.55	$12.33	$13.59

Market price, end of year	$9.18	$10.23	$9.52	$10.91	$12.91
Total return, based on NAV[3,4]	0.29%	17.82%	(4.66)%	(0.66)%	8.12%
Total return, based on Market Price[5]	(2.99)%	19.21%	(1.08)%	(6.76)%	6.59%

Net assets, end of year (000s)	$475,277	$511,702	$327,477	$382,741	$422,015

Ratios to average net assets:
Gross expenses	2.06%[6]	1.89%[6]	1.79%[6]	1.55%	1.53%
Net expenses[7]	2.02 [6]	1.82 [6]	1.72 [6]	1.48	1.46
Net investment income	6.58	7.41	8.99	7.74	7.98

Portfolio turnover rate	97%	78%	71%	40%	40%

Supplemental data:
Loan Outstanding, End of Year (000s)	$168,000	$171,000	$120,000	$125,000	$90,000
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	$3,829	$3,992	$3,729	$4,062	$5,689 [9]
Asset Coverage Ratio for Loan Outstanding[8]	383%	399%	373%	406%	569%
Weighted Average Loan (000s)	$170,507	$156,400	$120,027	$102,205	$99,863
Weighted Average Interest Rate on Loan	2.36%	1.72%	1.18%	0.97%	0.96%

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Annual Report	37

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	The repurchase plan was completed at an average repurchase price of $9.50 for 319,205 shares and $3,031,002 for the year ended May 31, 2018.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended May 31, 2018, would have been 1.87% and 1.80%, respectively, for the year ended May 31, 2017 and 1.76% and 1.69%, respectively, for the year ended May 31, 2016.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[9]	Added to conform to current period presentation.

See Notes to Financial Statements.

38	Western Asset Global High Income Fund Inc. 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

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Notes to financial statements (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

40	Western Asset Global High Income Fund Inc. 2018 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$69,803,789	$1,040,922		$70,844,711
Energy	—	92,320,859	0	*	92,320,859
Health care	—	34,871,525	3,620,925		38,492,450
Other corporate bonds & notes	—	221,724,869	—		221,724,869
Convertible bonds & notes	—	9,686,023	—		9,686,023
Non-U.S. treasury inflation protected securities	—	767,913	—		767,913
Senior loans:
Consumer discretionary	—	38,150,070	1,669,678		39,819,748
Energy	—	557,990	97,817		655,807
Other senior loans	—	35,759,861	—		35,759,861
Sovereign bonds	—	117,225,260	—		117,225,260
U.S. government & agency obligations	—	13,317,852	—		13,317,852
Common stocks:
Consumer discretionary	—	—	1,465,681		1,465,681
Energy	—	2,833,758	1,888,493		4,722,251
Industrials	—	—	203,220		203,220
Utilities	—	—	488,032		488,032
Convertible preferred stocks	—	1,263,542	—		1,263,542
Preferred stocks:
Financials	$159,818	—	—		159,818
Industrials	—	—	208,868		208,868
Total long-term investments	$159,818	$638,283,311	$10,683,636		$649,126,765
Short-term investments†	3,343,801	—	—		3,343,801
Total investments	$3,503,619	$638,283,311	$10,683,636		$652,470,566
Other financial instruments:
Forward foreign currency contracts	—	375,815	—		375,815
Total	$3,503,619	$638,659,126	$10,683,636		$652,846,381

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Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$804	—	$804

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Materials
Balance as of May 31, 2017	$1,153,174	$157,487		—	$0	*
Accrued premiums/discounts	22,589	—		$5,293	—
Realized gain (loss)[1]	—	(790,988)		—	(275)
Change in unrealized appreciation (depreciation)[2]	(22,589)	874,263		185,282	275
Purchases	144,287	—		3,430,350	—
Sales	(256,539)	(240,762)		—	(0)	*
Transfers into Level 3[3]	—	—		—	—
Transfers out of Level 3[4]	—	—		—	—
Balance as of May 31, 2018	$1,040,922	$0	*	$3,620,925	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018[2]	$(22,589)	—		$185,282	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care
Balance as of May 31, 2017	$918,301	$334,385	$933,240
Accrued premiums/discounts	10,612	1,215	285
Realized gain (loss)[1]	(15,313)	5,041	5,387
Change in unrealized appreciation (depreciation)[2]	96,107	(4,576)	(14,912)
Purchases	1,707,575	7,057	—
Sales	(648,100)	(343,122)	(924,000)
Transfers into Level 3[3]	—	97,817	—
Transfers out of Level 3[4]	(399,504)	—	—
Balance as of May 31, 2018	$1,669,678	$97,817	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018[2]	$(21,074)	—	—

42	Western Asset Global High Income Fund Inc. 2018 Annual Report

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Utilities
Balance as of May 31, 2017	$481,366	$1,322,951	$153,000	$128,807	$0	*	—
Accrued premiums/discounts	—	—	—	—	—		—
Realized gain (loss)[1]	—	—	55,796	—	(230,080)		—
Change in unrealized appreciation (depreciation)[2]	984,315	98,634	(55,439)	74,413	230,080		$5,575
Purchases	—	1,851,005	—	—	—		482,457
Sales	—	—	(153,357)	—	(0)	*	—
Transfers into Level 3[3]	—	1,449,661	—	—	—		—
Transfers out of Level 3[4]	—	(2,833,758)	—	—	—		—
Balance as of May 31, 2018	$1,465,681	$1,888,493	—	$203,220	—		$488,032
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018[2]	$984,315	$(70,274)	—	$74,413	—		$5,575

	Convertible Preferred Stocks	Preferred Stocks	Total
Investments in Securities (cont’d)	Energy	Industrials
Balance as of May 31, 2017	$1,134,544	$193,409	$6,910,664
Accrued premiums/discounts	—	—	39,994
Realized gain (loss)[1]	—	—	(970,432)
Change in unrealized appreciation (depreciation)[2]	81,011	—	2,532,439
Purchases	47,988	15,459	7,686,178
Sales	—	—	(2,565,880)
Transfers into Level 3[3]	—	—	1,547,478
Transfers out of Level 3[4]	(1,263,543)	—	(4,496,805)
Balance as of May 31, 2018	—	$208,868	$10,683,636
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018[2]	—	—	$1,135,648

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund

Western Asset Global High Income Fund Inc. 2018 Annual Report	43

Notes to financial statements (cont’d)

to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

44	Western Asset Global High Income Fund Inc. 2018 Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Western Asset Global High Income Fund Inc. 2018 Annual Report	45

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

46	Western Asset Global High Income Fund Inc. 2018 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar

Western Asset Global High Income Fund Inc. 2018 Annual Report	47

Notes to financial statements (cont’d)

agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $804. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

48	Western Asset Global High Income Fund Inc. 2018 Annual Report

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$83,001,377	$(83,001,377)
(b)	$386,158	(386,158)	—

(a)	Reclassifications are due to expiration of capital loss carryforward.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05%

Western Asset Global High Income Fund Inc. 2018 Annual Report	49

Notes to financial statements (cont’d)

beginning on March 1, 2010 and then continuing through December 31, 2017, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a monthly subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended May 31, 2018, fees waived and/or expenses reimbursed amounted to $201,005.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$570,074,925	$82,439,992
Sales	571,377,841	86,482,852

At May 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$642,178,667	$29,556,584	$(19,264,685)	$10,291,899
Forward foreign currency contracts	—	375,815	(804)	375,011

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$375,815

50	Western Asset Global High Income Fund Inc. 2018 Annual Report

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$804

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	—	$347,702	$347,702
Futures contracts	$317,257	(270,545)	46,712
Forward foreign currency contracts	—	197,465	197,465
Total	$317,257	$274,622	$591,879

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
			Foreign Exchange Risk
Forward foreign currency contracts			$448,563

During the year ended May 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$50,487
Futures contracts (to sell)†	4,105,026
Forward foreign currency contracts (to buy)	10,558,319
Forward foreign currency contracts (to sell)	7,569,881

†	At May 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$374,894	$(492)	$374,402	—	$374,402
Citibank N.A.	921	(312)	609	—	609
Total	$375,815	$(804)	$375,011	—	$375,011

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Western Asset Global High Income Fund Inc. 2018 Annual Report	51

Notes to financial statements (cont’d)

5. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 5/31/2018	Value per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	1,329	2/17	$13,393	$18,661	$14.04	0.00%
BioScrip Inc., First Lien Notes 8.224%, due 6/30/22	$3,465,000	6/17	3,435,643	3,620,925	104.50	0.76

6. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Co. that allows the Fund to borrow up to an aggregate amount of $180,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended May 31, 2018 was $4,031,047. For the year ended May 31, 2018, the Fund incurred commitment fees of $24,146. At May 31, 2018, the Fund had $168,000,000 of borrowings outstanding per this credit agreement. For the year ended May 31, 2018, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $170,506,849 and the weighted average interest rate was 2.36%.

7. Distributions subsequent to May 31, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/25/18	6/1/18	$0.0610
6/22/18	7/2/18	$0.0610
7/20/18	8/1/18	$0.0610
8/24/18	9/4/18	$0.0610

8. Transfer of net assets

On August 26, 2016, the Fund acquired the assets and certain liabilities of the Western Asset Global Partners Income Fund Inc. (the “Acquired Fund”), pursuant to a plan of

52	Western Asset Global High Income Fund Inc. 2018 Annual Report

reorganization approved by shareholders of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Global Partners Income Fund Inc.	14,188,991	$158,537,307	$346,966,649

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.910322 shares of the Fund. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $8,206,372, accumulated net realized loss of $53,157,460 and overdistributed net investment income of $165,693. Total net assets of the Fund immediately after the transfer were $505,503,956. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the year ended May 31, 2017, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

unaudited
Net investment income	$37,454,201
Net realized gain	305,006
Change in net unrealized appreciation/depreciation	43,380,204
Increase in net assets from operations	$81,139,411

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on August 26, 2016.

9. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the year ended May 31, 2018, the Fund repurchased and retired 0.71% of its common shares outstanding under the repurchase plan. The weighted average discount per

Western Asset Global High Income Fund Inc. 2018 Annual Report	53

Notes to financial statements (cont’d)

share on these repurchases was 12.66% for the year ended May 31,2018. Shares repurchased and the corresponding dollar amount are included in the Statement of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.

Since the commencement of the stock repurchase program through May 31, 2018, the Fund repurchased 319,205 shares or 0.71% of its common shares outstanding for a total amount of $3,031,002.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$33,685,170	$38,298,779
Tax return of capital	1,358,854	4,769,132
Total distributions paid	$35,044,024	$43,067,911

As of May 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(79,404,097)
Other book/tax temporary differences(a)	(3,694,777)
Unrealized appreciation (depreciation)(b)	10,467,806
Total accumulated earnings (losses) — net	$(72,631,068)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

54	Western Asset Global High Income Fund Inc. 2018 Annual Report

12. Subsequent event

The Fund’s revolving credit agreement with State Street Bank and Trust Co. terminated on June 8, 2018. Effective June 8, 2018, the Fund has a revolving credit agreement with The Bank of Nova Scotia that allows the Fund to borrow up to an aggregate amount of $180,000,000 and renews daily for a 179-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $180,000,000. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin.

Western Asset Global High Income Fund Inc. 2018 Annual Report	55

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Global High Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Income Fund Inc. (the “Fund”) as of May 31, 2018, and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the year ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

July 19, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

56	Western Asset Global High Income Fund Inc. 2018 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Western Asset Global High Income Fund Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

58	Western Asset Global High Income Fund Inc.

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Western Asset Global High Income Fund Inc.	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	140
Other board memberships held by Director during past five years	None

Additional Officers:
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

60	Western Asset Global High Income Fund Inc.

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Global High Income Fund Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Jennifer S. Berg[3] Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1973
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2018
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2020, year 2018 and year 2019, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective January 1, 2018, Ms. Berg became Treasurer.

62	Western Asset Global High Income Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Global High Income Fund Inc.	63

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

64	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. Fees paid by Plan participants to sell Fund shares did not change, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding

Western Asset Global High Income Fund Inc.	65

Dividend reinvestment plan (unaudited) (cont’d)

dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

66	Western Asset Global High Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2018:

Record date:	Monthly	Monthly
Payable date:	June 2017- December 2017	January 2018- May 2018
Ordinary income:
Qualified dividend income for individuals	1.00%	1.52%
Dividends qualifying for the dividends
received deduction for corporations	0.67%	1.08%
Interest from federal obligations	1.09%	1.18%
Tax return of capital	—	12.09%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Global High Income Fund Inc.	67

Western Asset

Global High Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg*

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2018, Ms. Berg became Treasurer.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company, LLC**

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)†

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

**	Prior to May 2, 2018, known as Western Asset Management Company.
†	Effective June 11, 2018, BNY became custodian.

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare, Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010005 7/18 SR18-3396

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending May 31, 2017 and May 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,150 in May 31, 2017 and $135,576 in May 31, 2018.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2017 and $6,427 in May 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,020 in May 31, 2017 and $4,000 in May 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global High Income Fund Inc. were $0 in May 31, 2017 and $0 in May 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc.., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2017 and May 31, 2018; Tax Fees were 100% and 100% for May 31, 2017 and May 31, 2018; and Other Fees were 100% and 100% for May 31, 2017 and May 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in May 31, 2017 and $432,645 in May 31, 2018.

(h) Yes. Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

Western Asset Management Company (and affiliates)

Proxy Voting Policies and Procedures

BACKGROUND An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset” or the “subadviser”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of

Western Asset since 2009; Chief Investment Officer and Portfolio Manager at

Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and

Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management

Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2018.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	89	$131.9 billion	None	None
	Other Pooled Vehicles	275	$85.3 billion	6	$1.6 billion
	Other Accounts	596	$199.4 billion	31	$12.6 billion
Michael C. Buchanan ‡	Other Registered Investment Companies	30	$16.2 billion	None	None
	Other Pooled Vehicles	66	$23.3 billion	3	$1.1 billion
	Other Accounts	158	$59.4 billion	12	$4.0 billion
Chia-Liang Lian‡	Other Registered Investment Companies	14	$10.4 billion	None	None
	Other Pooled Vehicles	28	$5.5 billion	1	$120 million
	Other Accounts	68	$8.0 billion	5	$1.6 billion

Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.3 billion	None	None
	Other Pooled Vehicles	4	$600 million	None	None
	Other Accounts	None	None	None	None
Ryan Brist ‡	Other Registered Investment Companies	3	$864 million	None	None
	Other Pooled Vehicles	18	$9.0 billion	None	None
	Other Accounts	80	$29.7 billion	4	$802 million

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of

1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2018.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	D
Michael C. Buchanan Ryan K. Brist	C A
Christopher F. Kilpatrick Chia- Liang Lian	E A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	0	0	0	4,524,217
January 1 through January 31	0	0	0	4,524,217
February 1 through February 28	85,136	$9.68	85,136	4,439,081

March 1 through March 31	53,921	$9.44	53,921	4,385,160
April 1 through April 30	114,933	$9.49	114,933	4,270,227
May 1 through May 31	65,215	$9.30	65,215	4,205,012
Total

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2018